Income Taxes - Additional information (Details) - USD ($) $ in Thousands	12 Months Ended
	Jan. 31, 2024	Jan. 31, 2023	Jan. 31, 2022
Income Taxes.
Percentage of income before income taxes	23.00%	24.00%	16.00%
Percentage of current income tax expense	27.00%	21.00%	14.00%
Undistributed Earnings of Foreign Subsidiaries	$ 909,000
Unrecognized tax benefits that would impact effective tax rate	6,100
Significant change in unrecognized tax benefits is reasonably possible, amount of unrecorded benefit	$ 400